                                                                     EXHIBIT 4.1

                                Onvia.com, Inc.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ...................  Custodian ...................
                              (Cust)                         (Minor)
                         under Uniform Gifts to Minors
                         Act .............................................
                                               (State)

   Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEES)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full presence of substitution in the premises.

Dated
      ---------------------------

In presence of

X                                      X
  -------------------------------        -------------------------------
                                         THE SIGNATURE TO THE ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS
                                 NOTICE: WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
   ------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE
17Ad-15.

COMMON SHARES                                                      COMMON SHARES

   NUMBER                         ONVIA.com                            SHARES
    ONV

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      CUSIP 68338T 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that ____________________________________________________________


is the record holder of ________________________________________________________

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001
                                 PER SHARE, OF

-------------------------------Onvia.com, Inc.----------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of the corporate seal to be affixed hereto.

                      [CORPORATE SEAL OF ONVIA.com, Inc.]

/s/ Mark T. Calvert                    /s/ Glenn S. Ballman

         SECRETARY                                PRESIDENT